EX.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael Latham, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares Trust (the “Registrant”), each certify that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2010 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 21, 2010	/s/ Michael Latham	President (Principal Executive Officer)
	Michael Latham	[Title]
[Signature]

Date: June 21, 2010	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
	Jack Gee	[Title]
[Signature]